Exhibit 10.29

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT is entered into as of July 24, 2007, among LOUISIANA-PACIFIC LIMITED PARTNERSHIP, by its General Partner, 3047525 NOVA SCOTIA COMPANY (“LP-LP”), LOUISIANA-PACIFIC CANADA LTD. (“LP Canada”) (LP-LP and LP Canada together the “Borrowers”), as borrowers, LOUISIANA-PACIFIC CORPORATION, (the “Parent Guarantor”), as guarantor, the lenders from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders”), and BANK OF AMERICA, N.A. acting through its Canada branch (the “Administrative Agent”), as administrative agent.

WHEREAS the parties entered into an amended and restated credit agreement dated as of February 15, 2006 (the “Original Credit Agreement”) whereby the Lenders provided certain credit facilities to the Borrowers, which credit facilities were guaranteed by the Parent Guarantor;

AND WHEREAS the parties amended certain terms of the Credit Agreement pursuant to the first amendment agreement dated as of February 23, 2007 (the “First Amendment Agreement”).  The Original Credit Agreement, as amended by the First Amendment Agreement, are collectively referred to as the “Credit Agreement”.

AND WHEREAS the parties have agreed to make further amendments to the Credit Agreement and the parties are entering into this Second Amendment Agreement to amend the Credit Agreement accordingly;

NOW THEREFORE, in consideration of the mutual covenants, provisions and covenants contained herein, the parties agree as follows:

1.                                       Terms used herein and not otherwise defined shall have the meaning as those ascribed thereto in the Credit Agreement.

2.                                       Section 6.02 is amended by the addition of subsection 6.02(i) as follows:

“(i) in the event the Parent Guarantor notifies the Administrative Agent, in accordance with section 7.11(c) that the calculation in section 7.11(c)(B) shall apply to a fiscal quarter, a Certificate of Minimum Liquidity Amount for each month in the applicable fiscal quarter, to be delivered within 10  Business Days of each month end in such fiscal quarter.”

3.                                       Section 7.11(c) is deleted and replaced with the following:

“(c)  Consolidated Interest Coverage Ratio and Minimum Liquidity Amount.

(A) Permit the Consolidated Interest Coverage Ratio as at the end of any fiscal quarter of the Parent Guarantor to be less than 4.00 to 1.00; or, (B) fail to maintain the Minimum Liquidity Amount calculated as at the end of each month.

At least ten Business Days prior to the commencement of each fiscal quarter, the Parent Guarantor shall notify the Administrative Agent whether the calculation in section 7.11(c)(A) or section 7.11(c)(B) shall apply to such quarter.  In the event the Parent Guarantor indicates that section 7.11(c)(B) shall apply to such quarter, the Parent Guarantor shall provide the Administrative Agent with a Certificate of Minimum Liquidity Amount within 10 Business Days of each month end in such quarter.  In the event the Parent Guarantor fails to notify the Administrative Agent of which calculation in section 7.11(c) is to apply to a fiscal quarter, the calculation in section 7.11(c)(B) will be deemed to apply.”

4.                                       Upon execution of this Second Amendment Agreement, the Parent Guarantor shall be deemed to have notified the Administrative Agent that the calculation in section 7.11(c)(B) shall apply to the fiscal quarter commencing April 1, 2007 and ending June 30, 2007.  The Administrative Agent and the Lenders accept such notification retroactively and agree that section 7.11(c)(B) shall apply to such fiscal quarter.  The Parent Guarantor shall deliver a Certificate of Minimum Liquidity Amount for the month ended June 30, 2007 upon execution of this Second Amendment Agreement, and thereafter in accordance with the Credit Agreement, as amended by this Second Amendment Agreement.

5.                                       The parties confirm the terms and conditions of the Credit Agreement as amended by the terms of this Second Amendment Agreement.

6.                                       This Second Amendment Agreement shall be effective as of June 29, 2007 and may be referred to as being dated as of June 29, 2007 notwithstanding the actual date of execution.

7.                                       Without derogation from any rights that the Administrative Agent or the Lenders may have under the Credit Agreement as amended by this Second Amendment Agreement, and without derogation from any obligations of the Guarantors under the Credit Agreement as amended by this Second Amendment Agreement, the Guarantors hereby confirm that their obligations under the Guarantees support, extend and apply to the Credit Agreement as amended by this Second Amendment Agreement.

8.                                       The Borrowers and the Guarantors shall, upon request by the Administrative Agent or the Lenders, execute and deliver all such statements, certificates, further agreements and documents and do all such further acts and things as may be considered by the Administrative Agent or the Lenders to be necessary or desirable to give affect to the intent of this Second Amendment Agreement.

9.                                       This Second Amendment Agreement may be executed in any number of separate counterparts, each of which, once so executed shall be deemed an original and all said counterparts taken together shall be deemed to constitute one in the same instrument.

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10.                                 The representations and warranties in Article V of the Credit Agreement shall remain true and correct with the same affect as if made on and as of the date of this Second Amendment Agreement.

11.                                 This Second Amendment Agreement shall be governed in all respects by the laws of the Province of Ontario and each of the undersigned hereby irrevocably attorns and accepts the non-exclusive jurisdiction of the Courts of the Province of Ontario.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed and delivered by their proper and duly authorized officers or authorized signatories as of the day and year first written above.

LOUISIANA-PACIFIC LIMITED
PARTNERSHIP, by its General Partner
3047525 Nova Scotia Company

By:
Name:
Title:

LOUISIANA-PACIFIC CANADA LTD.

By:
Name:
Title:

LOUISIANA-PACIFIC CORPORATION

By:
Name:
Title:

BANK OF AMERICA, N.A., acting
through its Canada branch, as
Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., acting
through its Canada branch, as a Lender

By:
Name:
Title:

S1

THE BANK OF NOVA SCOTIA, as a
Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA CAPITAL FINANCE
CORPORATION (CANADA), as a Lender

By:
Name:
Title:

WELLS FARGO FINANCIAL
CORPORATION OF CANADA, as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
Canada Branch, as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:
Name:
Title:

S2

THE TORONTO-DOMINION BANK, as
a Lender

By:
Name:
Title:

S3